EXHIBIT 4.1

                       INCORPORATED UNDER THE LAWS OF THE
                               STATE OF COLORADO

NUMBER                                                                SHARES
[    ]                                                                [    ]
                                                           CUSIP NO. 75382A 10 7

                        RAPTOR NETWORKS TECHNOLOGY, INC.
           50,000,000 Authorized Shares Par Value $.001 Non-Assesable



This is to certify that





is the record holder of


            shares of RAPTOR NETWORKS TECHNOLOGY, INC. Common Stock transferable upon the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the corpoation and the facsimile signatures of its duly authorized officers.

DATED:

                   [SEAL OF RAPTOR NETWORKS TECHNOLOGY, INC.]

/s/                                                    /s/
-------------------------                              -------------------------
CFO                                                    CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common             UNIF GIFT MIN ACT - ________Custodian_______
TEN ENT   - as tenants by the entireties                          (Cust)          (Minor)
JT TEN    - as joint tenants with right of                       under Uniform Gifts to Minors
            of survivorship and not as                           Act _____________________
            tenants in common                                            (State)

     Additional abbreviation may also be used though not in above list.

FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER AND

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------


---------------------------------------

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                 _____________________________________________.

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.